Exhibit 99.1

BUNKER HILL ANNOUNCES APPOINTMENT OF PAUL SMITH AS DIRECTOR AND CHAIR OF ITS NEW GROWTH COMMITTEE

TORONTO, July 6, 2023 – Bunker Hill Mining Corp. (the “Company”) (CSE: BNKR, OTCQB: BHLL) is pleased to announce that Paul Smith has been appointed to its Board of Directors and as Chair of its new Growth Committee.

Richard Williams, Executive Chairman, commented: “I am excited and very proud to welcome Paul Smith to the Board of Directors of Bunker Hill and to his role as Chair of our new Growth Committee. As the former head of strategy for Glencore, and a highly respected M&A professional and financier, his technical expertise, extensive professional network, and track record will add essential strategic capabilities to our Board as we look to create growth and value beyond the restart of the Bunker Hill Mine.”

APPOINTMENT OF PAUL SMITH AS DIRECTOR

Paul Smith is a corporate finance professional and senior board member with extensive experience of driving industry-leading performance at natural resource focused companies. Mr. Smith is a co-founder of Voltaire Minerals Partners, which provides innovative solutions to the critical minerals supply chain, and is also a Non-Executive Director at Seadrill (NYSE:SDRL), a global offshore drilling business for the oil and gas industry, and at Echion Technologies, the world’s leading supplier of niobium-based anode materials. He was until recently Executive Chairman at Trident Royalties (LON:TRR), a mining royalty business.

Mr. Smith worked for Glencore plc (“Glencore”) from 2011 to 2020 where, as Head of Strategy, his principal areas of focus were capital markets, M&A, and capital allocation. During this period, Glencore successfully completed numerous large scale corporate and capital markets transactions, most notably a $90 billion merger with Xstrata Plc.

He was also the CFO of Katanga Mining Limited, Glencore’s TSX-listed and DRC-based subsidiary from 2019 until its de-listing in 2020. He represented Glencore as a non-executive director of Lomnin plc and Glencore Agriculture Ltd, and chaired Glencore Technology from 2013-2015.

Prior to Glencore, Mr. Smith was an analyst and fund manager at Marshall Wace Asset Management, where he focused on cyclical sectors, including mining. He qualified as a Chartered Accountant and has an MA in Modern History from Oxford University.

FORMATION OF GROWTH COMMITTEE

Although the Company’s current focus is the sustainable restart of its cornerstone asset – the Bunker Hill Zinc-Silver-Lead Mine, by the end of 2024 and the strengthening of the balance sheet, its medium-term strategy is to build from here a valuable portfolio of mines through M&A and subsequent asset optimization. To assist with this, the Company has established a special Growth Committee of the Board, chaired by Mr. Smith, to ensure optimal capital allocation in this endeavor. This committee will advise both the Executive team and the Board on the development of this growth strategy, the disciplined review of M&A opportunities and the timely execution of any deals.

ABOUT BUNKER HILL MINING CORP.

Under new Idaho-based leadership the Bunker Hill Mining Corp, intends to sustainably restart and develop the Bunker Hill Mine as the first step in consolidating and then optimizing a number of mining assets into a high-value portfolio of operations, centered initially in North America. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR and EDGAR databases.

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Although these forward-looking statements are based on information currently available to the Company, the Company provides no assurances that actual results will meet management’s expectations. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this news release include, but are not limited to, statements about: the formation and mandate of the new Growth Committee; expectations regarding the restart of the Bunker Hill Mine and expectations regarding the achievement of future short term, medium term and long term strategies.

Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian Securities regulatory authorities, and the following: the Company’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the ability to predict and counteract the effects of COVID-19 on the business of the Company, including but not limited to the effects of COVID-19 on the price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual information form or annual report and may be accessed through the SEDAR website (www.sedar.com) or through EDGAR on the SEC website (www.sec.gov), respectively.

For additional information contact:

David Wiens, CFA

CFO & Corporate Secretary

+1 208 370 3665

ir@bunkerhillmining.com